eGames, Inc. Change of Control Severance Plan

                             FOR lEVEL TWO EMPLOYEES

                             EFFECTIVE JUNE 23, 2004

     The Board of Directors of eGames, Inc. (the "Company") has approved the eGames, Inc. Change of Control Severance Plan for Level Two Employees, including any attachments and exhibits to this document, all of which are part of the plan (the "Plan"). The Plan provides certain severance benefits for each Level Two Employee (referred to in this Plan as "you"), in the event that you lose your job as a result of a change of control of eGames, Inc. and the Change of Control occurs at any time while the Plan is in effect. The Plan has been adopted in recognition of the fact that the Company from time to time may consider the possibility of an acquisition by another company or other Change of Control. This possibility, and the uncertainty and questions that it may raise for you and other Company employees, can result in the departure or distraction of Company employees to the Company's detriment. The Board of Directors has determined that adopting this Plan is an appropriate step to take to reinforce and encourage continued employment, and attention and dedication of Company employees to their assigned duties without distraction.

All capitalized terms that appear in this memorandum are defined in Attachment A to this memorandum.

     1. Eligibility. This Plan covers all Level Two Employees of eGames, Inc.

     2. Severance Benefits. If, within 90 days prior to or 365 days on or after a Change of Control occurring while the Plan is in effect your employment is terminated by the Company or any Successor for any reason other than for Cause, or you voluntarily terminate your employment for Good Reason, you will be entitled to receive the following payments and benefits:

          (a) A lump sum severance payment equal to one and a half (1 1/2) times your Compensation. The severance amount to which you are entitled will be paid to you in cash within 15 calendar days after the date your employment is terminated and your general release described in Section 15 becomes irrevocable.

          (b) The Company will continue your coverage under each Covered Benefit Plan in which you are a participant on the date of your termination, or substantially similar coverage if the identical coverage is not available, as set forth in this Section 2(b). If and to the extent such coverage is permitted following termination of employment under any insurance contract providing such coverage during employment, you will continue to participate in such coverage for 18 months, and the Company will pay the same percentage of the premiums for you and your eligible dependents that the Company paid immediately prior to your termination. To the extent that such continued coverage is not provided under a Company plan for any reason (including because an insurance policy providing coverage only permits coverage of active employees), the Company will pay you, as and when premiums are due, the full actual cost of coverage under any insurance policies purchased by you to provide the same or similar coverage for you and your eligible dependents for 18 months. Such 18 months of coverage, or payments in lieu of coverage, under any Covered Benefit Plan that is or is part of a group health plan will terminate, before the end of the 18-month period, on the date you become covered under any other group health plan not maintained by the Company which provides equal or greater benefits than such plan and which does not exclude any pre-existing condition that you or your dependents may have at that time. You must notify the Company immediately when you become covered under another group health plan. To the extent that you incur a tax liability (including federal, state and local taxes) in connection with a benefit provided under this Section 2(b) which you would not have incurred had you been an active employee of the Company participating in a Covered Benefit Plan, the Company will pay you an amount equal to this tax liability within ten days after you provide a written request for such reimbursement to the Company that states the basis for and amount of the liability.

     3. Other Benefits. This Plan does not obligate the Company to provide you or any other employees with any severance benefits if your employment terminates under circumstances not covered by this Plan. Employment termination circumstances that are not covered by this Plan include termination of employment as a result of your death, termination in connection with Disability, termination for Cause, or any termination that is more than 90 days before or 365 days after a Change of Control. However, this Plan is not intended to reduce any amounts otherwise payable, or in any way diminish your rights under any incentive, retirement, pension, profit sharing, stock purchase or benefit plan or other arrangement not related to severance payments made by the Company as salary continuation in connection with any Change of Control of the Company, as provided in such plans or arrangements. The severance benefits under this Plan will not affect your rights to any stock options, restricted stock or other equity interests granted by the Company now or in the future.

     4. Withholding of Taxes. The Company will withhold from any of the amounts payable to you all federal, state, city or other taxes required by applicable law to be withheld by the Company.

     5. No Employment. This Plan is not an employment agreement and nothing in this Plan requires you to stay in the employment of the Company, requires the Company to retain you in your present position or any other position, or changes the "at-will" nature of your employment.

     6. No Setoff. The Company's obligation to make severance payments to you under this Plan and otherwise to perform its obligations will not be affected by any setoff, counterclaim, recoupment, defense or other right which the Company may have against you or others.

     7. Claims and Disputes. You and the Company agree that any dispute, controversy or claim arising out of or relating to this Plan may, at your election, be submitted to nonbinding arbitration, administered by the American Arbitration Association under its Commercial Arbitration Rules. All such disputes, controversies or claims will be determined by a panel of three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration will be conducted in Philadelphia, Pennsylvania, unless otherwise agreed by the parties. The Company will be responsible for all expenses of the arbitration proceeding. If you elect or agree to arbitration, you nonetheless may appeal the result of such arbitration, or choose to file an action in federal or state court as if such matter had not been subject to arbitration. This Section will survive the termination of this Plan for any reason.

     8. Legal Fees. If the Company refuses or fails to provide you with any severance benefits under this Plan or contests the validity of the Plan or your rights to benefits, the Company shall promptly reimburse you, on a monthly basis, for the reasonable attorney fees, costs and expenses incurred by you in connection with any action you bring to enforce your rights under this Plan, regardless of the outcome of the action, which expenses are incurred in good faith by you. You shall be conclusively presumed to have acted in good faith unless a court makes a final determination (not subject to appeal) to the contrary.

     9. Notice of Termination. Following a Change of Control occurring while the Plan exists, any purported termination of your employment by the Company shall be communicated by written notice which will indicate, if it is based on Cause, the specific reasons relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination for Cause.

     10. Effective Date. This Plan is effective as of June 23, 2004 and shall remain in effect until the earlier of (i) such time as the Company has discharged all of its obligations under the Plan, or (ii) the date of the termination of the Plan under Section 11.

     11. Amendment or Termination. After a Change of Control, the Company cannot terminate or amend this Plan in any manner that may adversely affect your rights under it, unless you expressly agree. The Company can amend or terminate this Plan, in whole or in part, at any time before a Change of Control occurs. If the Company takes any action to amend or terminate this Plan at any time before a Change of Control occurs in any manner that may adversely affect your rights under it, the amendment or termination shall not be effective until at least 90 days following such action to amend or terminate the Plan. Until the 90th day following such amendment or termination, the Plan shall be applied as if such amendment or termination had not occurred, except to the extent you agree otherwise.

     12. Successors.

          (a) Company's Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets ("Successor") shall assume the obligations under this Plan and agree expressly to perform the obligations under this Plan in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession.

          (b) Your Successors. The terms of this Plan and all your rights under the Plan shall inure to the benefit of, and be enforceable by, your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     13. ERISA. This Plan is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). See Attachment B, which is part of the Plan, for a statement of certain Plan information and the rules applicable under ERISA.

     14. General Release. A condition to your receipt of any severance payments under this Plan will be your execution and delivery (and the expiration of any applicable revocability period given by law) of a general release as described in Attachment C in a form reasonably satisfactory to the Company. The release will also have appropriate provisions necessary to insure that it is valid and enforceable under applicable laws, including the Older Workers Benefit Protection Act. The payments made to you under this plan will be considered independent consideration made in exchange for your release.

                                  Attachment A
                                  ------------
                                   Definitions
                                   -----------

     Whenever used in the Plan, the following capitalized words have the meanings set forth below:

     "Board of Directors" means the Board of Directors of the Company.

     "Cause" means a termination for any of the following reasons: (i) conviction of a felony; (ii) willfully engaging in illegal conduct or gross misconduct that causes material and demonstrable harm to the Company (whether or not you have been charged with any crime); (iii) the willful material misappropriation of property belonging to the Company; (iv) materially breaching any proprietary information, nondisclosure or non-solicitation agreement between you and the Company, or (iv) willfully disregarding your duties following written warning from the Company.

     "Change of Control" of the Company means and includes any of the following:

          (a) "Any person" or "group" (as those terms are defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the voting power of then outstanding securities of the Company.

          (b) The individuals who are members of the Company's Board of Directors as of the date hereof (the "Existing Directors"), cease, for any reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Company as determined in the manner prescribed in the Company's Articles of Incorporation and Bylaws; provided, however, that if the appointment, or the election, or nomination for election, by the Company's shareholders of any new director, was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-12(c) promulgated under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest.

          (c) The consummation of a merger, consolidation or share exchange to which the Company is a party in which either (i) the Company will not be the surviving corporation, or (ii) the Company will be the surviving corporation and any outstanding shares of Common Stock will be converted into shares of any other company.

          (d) The consummation of a sale, assignment, lease, conveyance or other disposition of 50% or more of the assets or assets representing 50% or more of the earning power of the Company, in one or a series of related transactions to any Person(s).

          (e) A complete liquidation of the Company.

     "Company" means eGames, Inc., a Pennsylvania corporation, and, except in determining whether or not a Change of Control of the Company has occurred, shall include any Successor.

     "Compensation" means your annual base salary and bonus (as determined herein) at the time your employment is terminated (or, if greater, at the time of the Change of Control giving rise to termination of your employment) including, but not limited to, any amounts excluded at your election from your gross income for federal income tax purposes pursuant to Section 125 or Section 401(k) of the Internal Revenue Code of 1986, as amended, or deferred pursuant to any Company or subsidiary plan or program). For purposes of this definition, your bonus shall be the annual bonus, if any, already paid or declared for the year immediately preceding the year in which your employment terminates (or, if greater, the annual bonus for the year immediately preceding the year the Change of Control giving rise to termination of your employment occurred).

     "Covered Benefit Plan" means any medical, dental, group term life, short term disability and long term disability plan sponsored by the Company for the benefit of its employees.

     "Disability" means a physical or mental infirmity which substantially impairs your ability to perform your material duties for a period of at least one hundred eighty (180) consecutive calendar days and, as a result of such Disability, you have not returned to your full-time regular employment prior to termination.

     "Good Reason" means, except as further provided herein, any of the following: (i) any material breach by the Company, or any Successor of the Company as a result of a Change of Control, of the Company's obligations under this Plan; (ii) a reduction of your base salary by more than three percent (3%) below the level in effect immediately prior to a Change of Control; (iii) any material diminution of your job title, status, authority or responsibilities;
(iv) any material reduction in your bonus opportunity or any material employee benefits; or (v) a change in the location of your primary office to a location that is more than 30 miles from your office or job location on the date of the Change of Control, except for required travel on the Company's business to an extent substantially consistent with your business travel obligations in effect immediately prior to the Change of Control. Good Reason shall be deemed not to have occurred if (i) the Company or Successor has offered you a position that would not have given rise to Good Reason if you had accepted such position and
(ii) you have not accepted such offer of employment. Any termination following such rejected offer of employment shall not be for Good Reason.

     "Level Two Employees" means employees of the Company that have been identified by the Board in writing as Level Two employees.

                                  Attachment B
                                  ------------
                                ERISA Supplement
                                ----------------

PART I:  Plan Provisions

     1. Plan Administration

          (a) Reporting and Disclosure. The Company shall be the Plan Administrator and shall file all reports and distribute to participants and beneficiaries reports and other information required under applicable law.

          (b) Administrative Committee. The Company, acting through its appropriate executive officers, may designate a committee ("Committee") which shall have the authority to control and manage the operation and administration of the Plan and which shall be the Plan's "named fiduciary" within the meaning of ERISA. If the Committee consists of more than two members, it shall act by majority vote.

          (c)  Duties.   The  responsibility  to  control  and  manage  the
operation and administration of the Plan shall include, but shall not be limited to, the performance of the following acts:

               (1) the filing of all reports required of the Plan other than those which are the responsibility of the plan administrator under applicable law;

               (2) the distribution to participants and beneficiaries of all reports and other information required of the Plan other than those which are the responsibility of the plan administrator under applicable law;

               (3) the keeping of complete records of the administration of the Plan;

               (4) the promulgation of rules and regulations for administration of the Plan consistent with the terms and provisions of the Plan;

               (5) the  establishment  of a procedure for carrying out a funding
policy  and  method   consistent   with  the  Plan's   objectives   and  ERISA's
requirements; and

               (6) the interpretation of the Plan, including the determination of any questions of fact arising under the Plan and the making of all decisions required by the Plan.

     The Committee's interpretation of the Plan and any actions and decisions taken in reliance thereon in good faith by the Committee shall be final and conclusive. The Committee may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as shall be expedient to carry the Plan into effect and shall be the sole judge of such expediency.

          (d) Allocation of Fiduciary Responsibility. The Board of Directors, the Company and the Committee possess certain specified powers, duties, responsibilities and obligations under the Plan. It is intended under this Plan that each be responsible solely for the proper exercise of its own functions and that each not be responsible for any act or failure to act of another. In general:

               (1) the Board of Directors, subject to Plan Section 11, has the power to amend or terminate the Plan at any time; provided, however, the Board of Directors may delegate the power to amend or terminate the Plan to a committee of the Board of Directors;

               (2) the Committee is responsible for discharging its duties under subsection (c); and

               (3) the Company has the responsibility to discharge any reporting or disclosure obligation of, or in connection with, the Plan under applicable law.

          (e) Claims. If, pursuant to the rules, regulations or other interpretations of the Plan, the Committee denies the claim of any person for benefits under the Plan, the Committee shall provide written notice, within 90 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

               (1) the specific reasons for such denial;

               (2) the specific reference to the Plan provisions on which the denial is based;

               (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is needed; and

               (4) an explanation of the Plan's claim review procedure and the time limitations of this subsection applicable thereto.

A person whose claim for benefits has been denied may request review by the Committee of the denied claim by notifying the Committee in writing within 60 days after receipt of the notification of claim denial. As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. The Committee shall render its decision to the claimant in writing in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review, unless special circumstances require an extension of time, in which case decision shall be rendered as soon after the sixty-day period as possible, but not later than 120 days after receipt of the request for review. The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

          (f) Indemnification. The Company shall indemnify and hold harmless to the maximum extent permitted by its bylaws each person involved in the administration of the Plan who is an employee or who is an officer or director of the Company from any claim, damage, loss or expense, including litigation expenses and attorneys fees, resulting from such person's service in connection with the Plan provided the claim, damage, loss or expense does not result from the person's gross negligence or intentional misconduct.

     2. Funding. The Plan is unfunded. The Company shall pay all benefits due under the Plan from the Company's general assets. Any person entitled to benefits shall be an unsecured creditor of the Company with respect to such benefits.

     3. Miscellaneous

          (a) Non-Alienation. None of the payments, benefits or rights of any participant shall be subject to any claim of any creditor of such participant and, in particular, to the fullest extent permitted by law, shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such participant. No participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise.

          (b) Incapacity. If the Committee determines that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may make payments to such person for his benefit, or apply the payments for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit in accordance with the provisions of this subsection shall be a complete discharge of any liability to make such payment.

          (c) Acquiescence. Each person who participates in the Plan shall be deemed to have approved of and to have acquiesced in each and every provision of the Plan for himself, his personal representatives, distributees, legatees, assigns, and beneficiaries.

          (d) Law Governing. This Plan shall be construed, administered and applied in a manner consistent with the laws of the Commonwealth of Pennsylvania where those laws are not superseded by ERISA or other applicable federal law.


                        PART II. Summary Plan Description

The Plan document, including Attachment A and this Attachment B, constitutes the summary plan description for the eGames, Inc. Change of Control Severance Plan for Level Two Employees (the "Plan").

     1. ERISA Rights. As a participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act ("ERISA"). ERISA provides that all plan participants shall be entitled to:

o Examine, without charge, at the Plan Administrator's office and at other specified locations, such as work-sites, all documents governing the plan, including insurance contracts and a copy of the latest annual report (Form 5500 series) filed by the plan with the U.S. Department of Labor.

o Obtain, upon written request to the Plan Administrator, copies of all documents governing the operation of the plan, including insurance contracts, copies of the latest annual report (Form 5500 series) and updated summary plan description. The Plan Administrator may make a reasonable charge for the copies.

o Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

In addition to creating rights for plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your plan, called "fiduciaries" of the plan, have a duty to do so prudently and in the interest of the plan participants and beneficiaries.

No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit from the plan, or from exercising your rights under ERISA.

If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have a Plan fiduciary review and reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $200 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

If you have a claim for benefits which is denied or ignored in whole or in part, you may file suit in a state or federal court. If it should happen that plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have any questions about the plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefit Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

     2. Additional Information.

          (a)  Name of Plan and Plan Number:
               eGames, Inc. Change of Control Severance Plan: Level Two Plan Number 501

          (b)  Name, address and telephone number of the
               Plan Sponsor and Plan Administrator:
               eGames, Inc.
               2000 Cabot Boulevard, Suite 110
               Langhorne, PA   19047
               215-750-6606

          (c)  Plan Sponsor's Employer Identification
               Number: 23-2694937

          (d)  Name of person designated as Agent for
               Service of Legal Process and the address at which such Process may be served:

               eGames, Inc.
               2000 Cabot Boulevard, Suite 110
               Langhorne, PA   19047

               Service of Legal Process may also be made upon eGames, Inc. in its capacity as Plan Administrator.

          (e)  Plan Year: January 1 to December 31

          (f)  Effective Date: June 23, 2004

Type of Plan:  Severance Pay Plan administered by the Plan Sponsor.

                                  Attachment C
                                  ------------
                          Provisions of General Release
                          -----------------------------

     The release required as a condition of benefits under the Plan ("Release") will provide that your acceptance of severance benefits under the Plan will constitute a full and complete release by you of any and all claims you may have against the Company, any of its past, present or future shareholders or any of their respective officers, directors, employees, and affiliates (past, present or future), including, but not limited to, claims you might have relating to your employment and/or cessation of employment with the Company, including without limitation, tort, contract and common law claims and claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, or any other similar federal, state or local statute, rule or regulation; provided that, there shall be excluded from the scope of such general release the following:

               (i) claims that you may have against the Company for reimbursement of reasonable and necessary business expenses incurred by you during the course of your employment;

               (ii) claims that may be made by you for payment of accrued salary, stock options, pension benefits or other continuing benefits as specifically provided for in the Plan.

     The Release will take such form, and include such further terms and conditions, as the Board may provide.